SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
MARCH 5, 2010

GLOBECOMM SYSTEMS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839 (COMMISSION FILE NUMBER)	11-3225567 (I.R.S. EMPLOYER IDENTIFICATION NO.)
45 Oser Avenue
Hauppauge, New York 11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(631) 231-9800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
          On March 5, 2010, pursuant to an Acquisition Agreement (the “Acquisition Agreement”) and a supplemental Asset Purchase Agreement, the Company, acting through its indirect wholly-owned subsidiaries Globecomm Holdings B.V. and Globecomm (BVI) Ltd, acquired from Carrier to Carrier Telecom Holdings Limited (the “Seller”), a privately owned company, all of the issued shares of Carrier to Carrier Telecom B.V., or C2C, a company incorporated in the Netherlands, and the business assets of Evocomm Communications Limited, or Evocomm, each of C2C and Evocomm being a wholly-owned subsidiary of the Seller. Pursuant to the terms of the acquisition the Company also acquired from Evocomm all the issued shares of Evosat (Pty) Ltd, a company incorporated in South Africa.
     C2C provides satellite services across Africa, the Middle East, Europe and Asia, and maintains services in the Atlantic, Mediterranean, Gulf of Mexico and Indian Ocean regions through its teleport facility in Biddinghuizen, Netherlands. Evosat and Evocomm provide mobile communications through C2C, Immarsat land-based BGAN (Broadband Global Area Networks) and maritime-based fleet broadband capabilities.
     Pursuant to the terms of the Acquisition Agreement, the Company paid a cash purchase price of $15.0 million (funded through $2.5 million of the Company’s current cash position and approximately $12.5 million through the Company’s existing credit facility), subject to a post-closing adjustment based on a working capital formula. The Seller also is entitled to receive additional cash payments of up to an aggregate of $10.9 million, subject to an earn-out based upon the acquired businesses achieving certain earnings milestones within twenty-four months following the closing.
     A copy of the press release issued by the Company on March 8, 2010, announcing the closing of the acquisition is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
(a)	Financial statements of businesses acquired.

The financial statements required by this item will be filed not later than May 20, 2010, 71 calendar days after the date that this Report is required to be filed with the U.S. Securities and Exchange Commission.

(b)	Pro forma financial information.

The pro forma financial statements required by this item will be filed not later May 20, 2010, 71 calendar days after the date that this Report is required to be filed with the U.S. Securities and Exchange Commission.

(d)	Exhibits.

2.1	Acquisition Agreement, dated as of March 5, 2010, by and among, Globecomm

Exhibit Number	Description
Systems Inc., Globecomm Holdings BV, Globecomm (BVI) Ltd and Carrier to Carrier Telecom Holdings Limited.

2.2	Asset Purchase Agreement, dated as of March 5, 2010, by and among, Carrier to Carrier Telecom Holdings Limited, Globecomm Systems Inc., Globecomm (BVI) Ltd and Evocomm Communications Limited.

99.1	Press Release, dated March 8, 2010, entitled Globecomm Acquires Carrier to Carrier Telecom BV and Assets of Evolution Communication Limited.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBECOMM SYSTEMS INC. (Registrant)
By:	/s/ ANDREW C. MELFI
	Name:	Andrew C. Melfi
	Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated:  March 9, 2010